Exhibit 10.1

SIXTH AMENDMENT OF CREDIT AGREEMENT

This Sixth Amendment of Credit Agreement (the “Sixth Amendment”) is entered into as of January 3, 2005, between U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”) and SI TECHNOLOGIES, INC. (“SI”).

RECITALS

A. SI and U.S. Bank are parties to a Credit Agreement dated as of June 26, 2002. That agreement, as amended, is referred to in this Sixth Amendment as the “Credit Agreement.” Capitalized terms used in this Sixth Amendment that are not defined herein have the meanings assigned to such terms in the Credit Agreement.

B. The Revolving Credit Facility extended by U.S. Bank to SI pursuant to the Credit Agreement matures on January 2, 2005.

C. SI has asked U.S. Bank to extend the maturity date of the Revolving Credit Facility. U.S. Bank is willing to do so, subject to the terms and conditions set forth in this Sixth Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties to this Sixth Amendment agree as follows:

TERMS AND CONDITIONS

ARTICLE I

CONDITIONS PRECEDENT

1.1 Conditions Precedent. This Sixth Amendment, and U.S. Bank’s obligations hereunder, shall not be effective unless all of the following events occur by January 7, 2005:

(a) Execution of the Sixth Amendment. SI shall have executed this Sixth Amendment and delivered it to U.S. Bank;

(b) Execution of Promissory Note Amendment Agreement. SI shall have executed and delivered to U.S. Bank an agreement in form and content satisfactory to U.S. Bank in its reasonable discretion amending the Revolving Credit Facility Note to reflect the changes thereto effected by the terms of Article II of this Sixth Amendment;

(c) Payment of Extension Fee. SI shall have paid U.S. Bank $5,000 for the fee owed pursuant to paragraph 2.2 of this Sixth Amendment; and

(d) Reaffirmation of the Guaranties and the Security Documents. The Domestic Subsidiaries shall have executed and delivered to U.S. Bank the form of Acknowledgment and Consent set forth in Annex I to this Sixth Amendment reaffirming their obligations under the Guaranties and the Security Documents.

If all of the above-described conditions precedent have not been satisfied (or waived in writing by U.S. Bank) by January 7, 2005, this Sixth Amendment shall be of no force and effect and the parties’ rights and obligations shall continue to be governed by the Credit Agreement (without giving effect to this Sixth Amendment).

ARTICLE II

MODIFICATION OF THE REVOLVING CREDIT FACILITY

2.1 Extension of U.S. Bank’s Commitment to Provide the Revolving Credit Facility. Section 2.10 of the Credit Agreement hereby is modified, amended, and restated as follows:

“On the earlier of (a) April 1, 2005, or (b) acceleration of the Obligations following an Event of Default, if any, under this Agreement, U.S. Bank’s commitment to extend credit pursuant to the Revolving Credit Facility shall terminate. The date on which U.S. Bank’s commitment to extend credit to SI terminates, as specified in the first sentence of this Section 2.10 of this Agreement, is referred to in this Agreement as the “Maturity Date.” On the Maturity Date, SI shall be obligated to pay in full the entire balance of principal, interest, and fees owed pursuant to the Revolving Credit Facility Note.”

2.2 Revolving Credit Facility Extension Fee. Prior to or contemporaneously with the execution of this Sixth Amendment, SI shall pay U.S. Bank $5,000 in consideration of U.S. Bank’s agreement to extend its commitment in respect of the Revolving Credit Facility on the basis set forth in this Sixth Amendment.

2.3 Revolving Credit Facility Otherwise Unchanged. Except as specified in paragraphs 2.1 and 2.2 of this Sixth Amendment, the terms and conditions of the Revolving Credit Facility are not modified or amended by this Sixth Amendment. That means, among other things, that SI shall continue to make the monthly payments of interest owed in respect of the Revolving Credit Facility.

ARTICLE III

REAFFIRMATION OF THE EXISTING TERM LOAN

3.1 Existing Term Loan Unchanged. SI acknowledges and agrees that this Sixth Amendment does not modify, alter, or amend the Existing Term Loan and that SI’s obligations in respect of the Existing Term Loan remain in full force and effect. That means, among other things, that SI shall continue to make all of the monthly payments required by the promissory note evidencing that loan strictly in accordance with the terms of that instrument.

ARTICLE IV

COLLATERAL FOR SI’S OBLIGATIONS

4.1 Continued Validity of the Security Documents. SI hereby expressly reaffirms and acknowledges the validity of the Security Documents, the accuracy of the information contained in those documents, and SI’s grant of security interests and liens in favor of U.S. Bank in the Collateral. SI acknowledges and agrees that the Security Documents, and the security interests and liens created by those agreements in the Collateral, secure payment of the Obligations. Furthermore, SI acknowledges and agrees that the Security Documents, and the security interests and liens created thereby in the Collateral, shall continue in full force and effect after the execution of this Sixth Amendment.

4.2 Other Documents. SI hereby agrees that until SI satisfies the Obligations in full and U.S. Bank has no further commitment to extend credit to SI, SI promptly shall execute and deliver to U.S. Bank all documents reasonably deemed necessary or desirable by U.S. Bank to create, evidence, perfect, or continue U.S. Bank’s security interests or liens in the Collateral. Furthermore, until SI satisfies the Obligations in full and U.S. Bank has no further commitment to extend credit to SI, SI authorizes U.S. Bank to take such actions as U.S. Bank reasonably deems necessary or desirable to create, evidence, perfect, or continue U.S. Bank’s security interests or liens in the Collateral (including, but not limited to, filing financing statements).

ARTICLE V

MISCELLANEOUS AND GENERAL TERMS

5.1 Release of Claims. SI hereby releases and forever discharges U.S. Bank and U.S. Bank’s agents, principals, successors, assigns, employees, officers, directors, and attorneys, and each of them, of and from any and all claims, demands, damages, suits, rights, defenses, offsets, or causes of action of every kind and nature that SI has or may have as of the date it executes this Sixth Amendment, whether known or unknown, contingent or matured, foreseen or unforeseen, asserted or unasserted, including, but not limited to, all claims for compensatory, general, special, consequential, incidental, and punitive damages, attorney fees, and equitable relief. In that regard, SI hereby agrees to waive and relinquish, and by executing this Sixth Amendment shall be deemed to have waived and relinquished to the fullest extent permitted by law, the provisions, rights, and benefits of Section 1542 of the California Civil Code, which provides that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Furthermore, SI hereby waives any and all provisions, rights, and benefits conferred by any laws of any state or territory of the United States, or principles of common law, that are similar, comparable, or equivalent to Section 1542 of the California Civil Code. SI recognizes that SI may discover after the effective date of this Sixth Amendment facts in addition to or different from those that SI knows or believes to be true with respect to the subject matter of the released claims but hereby stipulates and agrees that as of the effective date of this Sixth Amendment SI fully, finally, and forever settles and releases any and all released claims, known or unknown, as described above

5.2 Expenses of U.S. Bank. SI shall reimburse U.S. Bank for all reasonable costs and expenses incurred by U.S. Bank in connection with U.S. Bank’s banking and lending relationships with SI, including, but not limited to, recording charges, escrow charges, appraisal costs, environmental survey and investigation costs, collateral examination and inspection costs, and the reasonable fees and expenses of legal counsel for U.S. Bank (including fees and expenses incurred in connection with the preparation, negotiation, closing, administration, amendment, modification, and enforcement of this Sixth Amendment, or the agreement evidenced hereby); the preservation, protection, or disposition of the Collateral (or U.S. Bank’s security interests therein); or as required by applicable law, rules, policies, and regulations. The amounts owed by SI pursuant to the preceding sentence of this Sixth Amendment shall be paid by SI in the ordinary course of SI’s business after U.S. Bank bills SI for such amounts, or on the Maturity Date, whichever occurs first.

5.3 Captions. Any captions for the sections of this Sixth Amendment are for convenience only and do not control or affect the meaning or construction of any of the provisions of this Sixth Amendment.

5.4 Severability. If any term, condition, or provision of this Sixth Amendment, or any other document or instrument referred to in this Sixth Amendment, is held invalid for any reason, such offending term, condition, or provision shall be stricken therefrom, and the remainder of this Sixth Amendment shall not be affected thereby.

5.5 Negotiated Agreement. This Sixth Amendment is a negotiated agreement. In the event of any ambiguity in this Sixth Amendment, such ambiguity shall not be subject to a rule of contract interpretation that would cause the ambiguity to be construed against any of the parties to this Sixth Amendment.

5.6 Voluntary and Entire Agreement. The only consideration for the execution of this Sixth Amendment is the consideration expressly recited herein. The Credit Agreement (as amended hereby) and the other agreements and instruments referred to in this Sixth Amendment remain in full force and effect and set forth and constitute the entire agreement between U.S. Bank and SI with respect to the subject matter of this Sixth Amendment. No oral promise or agreement of any kind or nature, other than those that have been reduced to writing and set forth herein or in the other written agreements between U.S. Bank and SI, has been made between U.S. Bank and SI. SI acknowledges it has been represented (or has had the opportunity to be represented) by legal counsel in connection with the negotiation and execution of this Sixth Amendment and the other agreements and instruments referred to in this Sixth Amendment. SI voluntarily executed this Sixth Amendment and the other agreements and instruments referred to in this Sixth Amendment.

5.7 Continued Effectiveness of the Loan Documents. Except as expressly modified by this Sixth Amendment, the Loan Documents remain in full force and effect in accordance with their terms.

5.8 Construction and Conflict with Other Agreements. In the event of any conflict between the terms of this Sixth Amendment and the terms of any other agreements or instruments referred to in this Sixth Amendment, the terms of this Sixth Amendment shall control.

5.9 Waiver of Jury Trial. SI HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY OF ANY CLAIMS IT HAS OR HEREAFTER MAY HAVE AGAINST U.S. BANK (INCLUDING CROSS-CLAIMS AND COUNTERCLAIMS), WHETHER ANY SUCH CLAIM ARISES OUT OF CONTRACT, TORT, OR OTHERWISE AND WHETHER ANY SUCH CLAIM ARISES BEFORE OR AFTER THE DATE OF THIS SIXTH AMENDMENT.

5.10 Applicable Law. This Sixth Amendment and any other instruments or agreements required or contemplated under this Sixth Amendment shall be governed by and construed under the laws of the state of Oregon, without regard to principles of conflicts of law.

5.11 Writing Requirement. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY U.S. BANK CONCERNING LOANS AND OTHER CREDIT EXTENSIONS THAT ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY U.S. BANK TO BE ENFORCEABLE.

SI TECHNOLOGIES, INC.		U.S. BANK NATIONAL ASSOCIATION

By	/s/ Howard George	By	/s/ Roger C. Lundeen
Name:	Howard George		Roger C. Lundeen
Title:	Chief Financial Officer		Senior Vice President

ANNEX I

ACKNOWLEDGMENT AND CONSENT

Each of the undersigned hereby (a) acknowledges and consents to the execution, delivery, and performance by SI of the foregoing Sixth Amendment of Credit Agreement and (b) reaffirms and agrees that the Guaranty and Security Documents to which the undersigned is a party and all other documents and agreements executed and delivered by the undersigned to U.S. Bank in connection with the Credit Agreement (as amended) are in full force and effect, enforceable without defense, offset, or counterclaim. Capitalized terms used herein have the meanings specified in the Credit Agreement (as amended).

Dated as of January 3, 2005.

AEROGO, INC.		REVERE TRANSDUCERS, INC.

By	/s/ David Gernak	By	/s/ Howard George
Name:	David Gernak	Name:	Howard George
Title:	Controller	Title:	Chief Financial Officer

SIXTH AMENDMENT OF PROMISSORY NOTE

(Revolving Credit Facility)

This Sixth Amendment of Promissory Note (Revolving Credit Facility) (the “Sixth Amendment”) is entered into as of January 3, 2005, between U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”) and SI TECHNOLOGIES, INC. (“SI”).

RECITALS

A.	SI executed a promissory note dated June 26, 2002, in the amount of $6,500,000 in favor of U.S. Bank. That promissory note, as amended, is referred to herein as the “Note.”

B.	Capitalized terms used in this Sixth Amendment that are not defined herein have the meanings assigned to those terms in that certain credit agreement between U.S. Bank and SI dated June 26, 2002 (which agreement, as amended, is referred to below as the “Credit Agreement”).

C.	U.S. Bank’s commitment to extend credit to SI under the credit facility evidenced by the Note expires on January 2, 2005. U.S. Bank has agreed to extend its commitment to lend to SI pursuant to the credit facility evidenced by the Note, as more particularly specified below.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties to this Sixth Amendment agree as follows:

AGREEMENT

1. Extension of Maturity Date. Upon the effective date of this Sixth Amendment, U.S. Bank shall extend its commitment to provide credit to SI pursuant to the Revolving Credit Facility through April 1, 2005. Accordingly, the reference to November 30, 2002, in the second sentence of paragraph 7 of the Note (which previously was modified and amended to January 2, 2005) hereby is modified and amended to April 1, 2005.

2. Other Terms Unchanged. Except as expressly modified or amended by this Sixth Amendment, all of the terms and conditions of the Note remain in full force and effect.

3. Interpretation. In the event of any conflict between the terms of the Note (as amended hereby) and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

4. Governing Law. The Note, any amendments thereof, and any other instruments or agreements required or contemplated under the Note shall be governed by and construed under the laws of the state of Oregon, without regard to principles of conflicts of law.

5. Statutory Notice. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY U.S. BANK CONCERNING LOANS AND OTHER CREDIT EXTENSIONS THAT ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY U.S. BANK TO BE ENFORCEABLE.

SI TECHNOLOGIES, INC.		U.S. BANK NATIONAL ASSOCIATION

By	/s/ Howard George	By	/s/ Roger C. Lundeed
Name:	Howard George		Roger C. Lundeen
Title:	Chief Financial Officer		Senior Vice President